UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

NOVEMBER 30, 2014

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the first Annual Report for the Spirit of America Energy Fund. This includes a review of our performance in fiscal year 2014, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

We believe that an investment in the American energy infrastructure will lower energy costs over the long term, producing tangible economic benefits, and driving us toward North American energy independence. As crude oil prices declined in late 2014, we found opportunities to accumulate equities at what we believe were attractive valuations.

The Spirit of America Energy Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing primarily in energy companies which own gathering and processing facilities, transportation systems, storage terminals, refining capacity, and export facilities, with the goal of producing and growing distributable cash flow. Our goal is to maximize total return to our shareholders by benefitting from the cash generated through the utilization of these assets, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Energy Fund.

Sincerely,

David Lerner	Raymond Mathis
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

ENERGY FUND	1

MANAGEMENT DISCUSSION

ECONOMIC SUMMARY

Economic growth remained positive over fiscal year 2014 despite the potential drag from the implementation of the affordable care act, and Federal Reserve tapering of its quantitative easing program. Fortunately, growth within the U.S. accelerated toward the second half of the year, with real GDP improving 5% in the third quarter, more than making up for a decline in the first quarter. The sudden acceleration in real GDP can primarily be attributed to a rebound in consumer spending on services. While there is no way for us to ascertain how much the decline in gasoline prices will contribute to consumer spending in other areas, the prospect certainly adds to our optimistic outlook for the US economy as we head into 2015.

The employment picture continues to improve, with the US adding more than 200,000 non-farm jobs for several months in a row. Notably, by November the number of non-farm payroll additions topped 320,000 for the first time in 2014, while the unemployment reading dropped to 5.8%, a marked improvement from 2013 year end. First time jobless claims remain well below levels seen in the prior five years, and recently dipped below 300,000 for several weeks. We view this as a positive sign for the employment picture and future economic growth.

We believe that the economy will continue to expand as we head into 2015. Leading economic indicators remained positive in the second half of the year. Although the leading economic index has been held back by weak wage growth, we believe that with the improvement in labor markets wage growth could pick up. Expectations of such may be contributing to the continued rise in consumer confidence. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

MARKET SUMMARY

During the Fund’s fiscal year ended November 30, 2014, the S&P 500 provided a total return of 5.64%. Sectors such as Utilities, Healthcare, Technology and industries such as Real Estate led the Index higher. Conversely, stocks in the Energy sector were some of the laggards which detracted most from index returns. As members of the Energy sector, Master Limited Partnerships (MLPs) were not immune from these concerns.

Oil prices saw a large decline in 2014 due to the increase in U.S. shale production and slowing demand from China. The Organization of the Petroleum Exporting Countries (OPEC) decided not to lower its oil output in response to the over-supply, helping to move prices down. Lower oil prices led to the weakening of Energy sector stocks including MLP’s.

FUND SUMMARY

The Spirit of America Energy Fund, SOAEX (the “Fund”), remained diversified across various sectors of the energy market, and amongst many geographic areas. Although designed with the goal of outperforming the broader market, The Fund had a total return of -8.35% (no load, gross of fees) for fiscal year 2014 (Source: Huntington Asset Services). This compares to the 5.64% returned by its benchmark, the S&P 500 Index, for the same period. That result does not take the maximum front end sales charge of 5.75% or the expense ratio of 1.55% into account.

The Fund’s underperformance relative to its benchmark was primarily due to its overweight allocation to partnerships involved in exploration and production of

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

petrochemicals, followed by its exposure to pipelines. This is because the Fund is a sector fund which focuses solely on the energy segment of the market compared to the S&P 500 which is a broader perspective. Including sales charge and expenses, as of November 30, 2014 the Fund’s fiscal year return was -13.62%. (Source: Huntington Asset Services).

ENERGY FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The U.S. Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Energy Fund

November 30, 2014

Energy	95.98%	$116,213,169
Real Estate Investment Trusts	0.62	747,615
Utilities	1.69	2,053,164
Money Market	1.71	2,071,086
Total Investments	100.00%	$121,085,034

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Average Annual Returns

(For the Period Ended November 30, 2014)

Since Inception (July 10, 2014)
Spirit of America Energy Fund (NAV)	-8.35%
Spirit of America Energy Fund (POP)	-13.62%
S&P 500® Index	5.64%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.75% sales charge.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

ENERGY FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, June 1, 2014 to November 30, 2014.

Spirit of America Energy Fund

	Beginning Account Value	Ending Account Value 11/30/14	Expense Ratio	Expenses Paid During Period
Actual Fund Return	$1,000.00	$916.50	1.55%	$5.86	(1)
Hypothetical 5% Return(2)	$1,000.00	$1,017.39	1.55%	$7.89

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period, multiplied by 144/365 (to reflect the partial year period). Information shown reflects values using the expense ratio for the period July 10, 2014 (commencement of operations) to November 30, 2014.

(2)	Hypothetical assumes 5% annual return before expenses. The hypothetical example is calculated based on a six month period from June 1, 2014 to November 30, 2014. Accordingly, expenses are equal to the annualized expense ratio multiplied by the average account value over the six month period, multiplied by 184/365 (to reflect the one-half year period).

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2014

	Shares	Market Value
Common Stocks 98.19%

Energy 95.88%
Access Midstream Partners LP	66,099	$4,143,085
American Midstream Partners LP	38,694	863,650
Antero Midstream Partners LP*	26,300	728,247
Atlas Pipeline Partners LP	140,478	4,613,298
Atlas Resource Partners LP	84,873	1,290,918
Blueknight Energy Partners LP	153,571	1,102,640
BreitBurn Energy Partners LP	41,776	551,861
Buckeye Partners LP	18,463	1,419,251
Calumet Specialty Products Partners LP	203,752	5,338,302
Cone Midstream Partners LP*	35,141	964,972
Crestwood Midstream Partners LP	77,177	1,549,714
DCP Midstream Partners LP	46,236	2,215,167
Enable Midstream Partners LP	36,829	741,000
Enbridge Energy Partners LP	70,415	2,640,563
Enbridge, Inc.	6,129	281,811
Energy Transfer Equity LP	36,418	2,162,865
Energy Transfer Partners LP	100,467	6,547,434
EnLink Midstream Partners LP	119,252	3,325,938
Enterprise Products Partners LP	150,473	5,618,662
EQT Midstream Partners LP	12,708	1,062,897
EV Energy Partners LP	18,207	515,804
Exterran Partners LP	38,872	960,916
Genesis Energy LP	55,494	2,443,401
Global Partners LP	24,539	1,025,730
Kinder Morgan, Inc.	116,901	4,833,854
Legacy Reserves LP	31,395	559,773
Linn Energy LLC	22,332	407,559
LRR Energy LP	41,237	470,102
Magellan Midstream Partners LP	49,589	4,110,432
MarkWest Energy Partners LP	24,978	1,774,937
Marlin Midstream Partners LP	67,521	1,216,053
Martin Midstream Partners LP	59,619	2,088,454
Memorial Production Partners LP	61,194	842,030
Midcoast Energy Partners LP	82,642	1,272,687
Mid-Con Energy Partners LP	112,590	1,321,807
New Source Energy Partners LP	26,954	314,284
NuStar Energy LP	17,671	989,576
Oiltanking Partners LP	124,570	6,012,994
ONEOK Partners LP	50,000	2,204,000
Plains All American Pipeline LP	55,732	2,867,411
Regency Energy Partners LP	51,576	1,469,400
Southcross Energy Partners LP	65,582	1,143,750

See accompanying notes to financial statements.

ENERGY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	NOVEMBER 30, 2014

	Shares	Market Value

Energy (cont.)
Spectra Energy Partners LP	46,345	$2,501,240
Summit Midstream Partners LP	27,808	1,262,483
Sunoco Logistics Partners LP	41,790	2,011,771
Tallgrass Energy Partners LP	43,651	1,865,207
Targa Resources Partners LP	87,157	4,778,818
Teekay LNG Partners LP	23,106	832,278
Teekay Offshore Partners LP	20,026	514,869
Tesoro Logistics LP	45,226	2,590,093
USA Compression Partners LP	251,285	4,774,415
Western Gas Partners LP	92,209	6,540,384
Williams Cos., Inc./(The)	5,325	275,569
Williams Partners LP	43,657	2,258,813
		116,213,169

Real Estate Investment Trusts 0.62%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,060	747,615

Utilities 1.69%
Amerigas Partners LP	15,060	695,621
Ferrellgas Partners LP	23,994	666,073
Suburban Propane Partners LP	15,366	691,470
		2,053,164
Total Common Stocks
(Cost $128,210,749)		119,013,948

Money Market 1.71%
Fidelity Institutional Money Market Portfolio — Institutional Class, 0.09% (a)	2,071,086	2,071,086
Total Money Market
(Cost $2,071,086)		2,071,086

Total Investments — 99.90%
(Cost $130,281,835)		121,085,034
Other Assets in Excess of Liabilities — 0.10%		126,093

NET ASSETS — 100.00%		$121,211,127

(a)	Rate disclosed is the seven day yield as of November 30, 2014.
*	Non-income producing security.

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2014

ASSETS
Investments in securities at value (cost $130,281,835)	$121,085,034
Receivable for Fund shares sold	979,438
Dividends receivable	1,666
Receivable for investments sold	460,084
Deferred offering costs	31,904
Deferred tax asset	61,965
Prepaid expenses	5,244
TOTAL ASSETS	122,625,335

LIABILITIES
Line of credit payable	853,524
Payable for Fund shares redeemed	6,500
Payable for investment advisory fees	63,110
Payable for accounting and administration fees	6,125
Payable for distributions to shareholders	306,564
Payable for distribution fees	23,993
Payable to custodian	8,591
Payable for audit fees	21,700
Payable for printing fees	18,245
Payable for transfer agent fees	5,162
Current tax payable	61,965
Other accrued expenses	38,729
TOTAL LIABILITIES	1,414,208
NET ASSETS	$121,211,127
Net assets applicable to 13,576,346 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$121,211,127
Net asset value and redemption price per share ($121,211,127 ÷ 13,576,346 shares)	$8.93
Maximum offering price per share ($8.93 ÷ 0.9425)	$9.47

SOURCE OF NET ASSETS
As of November 30 2014, net assets consisted of:
Paid-in capital	$130,357,491
Accumulated undistributed net investment income (loss), net of deferred taxes	(329,418)
Accumulated net realized gain on investments, net of deferred taxes	322,040
Net unrealized appreciation (depreciation) on investments, net of deferred taxes	(9,138,986)
NET ASSETS	$121,211,127

See accompanying notes to financial statements.

ENERGY FUND	9

STATEMENT OF OPERATIONS

For the Period Ended November 30, 2014(a)

INVESTMENT INCOME
MLP distributions	$1,695,658
Less return of capital	(1,695,658)
Dividends (net of foreign taxes withheld of $285)	25,290
TOTAL INVESTMENT INCOME	25,290

EXPENSES
Investment Advisory fees	233,450
Distribution fees	61,434
Accounting and Administration fees	8,210
Auditing fees	21,700
Chief Compliance Officer salary	930
Custodian fees	16,896
Directors' fees	3,579
Legal fees	5,198
Printing expense	20,731
Registration fees	888
Transfer Agent fees	8,501
Line of credit fees	50
Interest expense	174
Offering costs	7,498
Tax Services	57,500
Other expenses	10,108
TOTAL EXPENSES	456,847
Fees waived and reimbursed by Adviser	(76,210)
NET EXPENSES	380,637
NET INVESTMENT LOSS BEFORE TAXES	(355,347)
Deferred tax benefit	124,106
NET INVESTMENT LOSS NET OF DEFERRED TAXES	(231,241)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	503,975
Deferred tax expense	(181,935)
Net realized gain, net of deferred taxes	322,040
Net change in unrealized appreciation (depreciation) of investments	(9,196,815)
Deferred tax benefit net of valuation allowance	57,829
Net unrealized depreciation, net of deferred taxes	(9,138,986))
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,816,946)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,048,187)

(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSET

For the Period Ended November 30, 2014(a)

OPERATIONS
Net investment loss, net of deferred taxes	$(231,241)
Net realized gain on investment transactions, net of deferred taxes	322,040
Net change in unrealized appreciation (depreciation) of investments, net of deferred taxes	(9,138,986)
Net decrease in net assets resulting from operations	(9,048,187)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(98,177)
Return of capital	(2,185,935)
Total distributions to shareholders	(2,284,112)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	132,027,397
Shares issued from reinvestment of distributions	1,457,893
Shares redeemed	(941,864)
Increase in net assets derived from capital share transactions	132,543,426
Total increase in net assets	121,211,127

NET ASSETS
Beginning of period	—
End of period	$121,211,127

Accumulated undistributed net investment income (loss)	$(329,418)

Transactions in capital stock were:
Shares sold	13,519,500
Shares issued from reinvestment of distributions	155,114
Shares redeemed	(98,268)
Increase in shares outstanding	13,576,346

(a)	For the period July 10, 2014 (commencement of operations) to November 30, 2014

See accompanying notes to financial statements.

ENERGY FUND	11

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Period Ended November 30, 2014*
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	(0.05	)¹
Return of capital	0.26¹
Net realized and unrealized loss on investments	(1.03)
Total income from investment operations	(0.82)

Less distributions:
Distributions from net investment income	(0.01)
From return of capital	(0.24)
Total distributions	(0.25)

Net asset value, end of period	$8.93
Total Return²	(8.35	)%³

Ratios/Supplemental Data:
Net assets, end of period (000)	$121,211
Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	1.86%[4]
Net of expense waivers and before deferred tax benefit	1.55%[4]
Deferred tax expense[5]	0.00%[4]
Total net expenses	1.55%[4]
Ratio of net investment income to average net assets:
Before expense waivers and deferred tax benefit	(1.76)%[4]
Net of expense waivers and before deferred tax benefit	(1.45)%[4]
Deferred tax benefit[6]	0.51%[4]
Net investment loss	(0.94)%[4]
Portfolio turnover	12	%³

* For the period July 10, 2014 (commencement of operations) to November 30, 2014.

1 Calculated using average shares method.

2 Calculation does not reflect sales load.

3 Calculation is not annualized.

4 Calculation is annualized.

5 Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income(loss) and realized and unrealized gain(loss).

6 Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	NOVEMBER 30, 2014

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 10, 2014. The Fund seeks to provide shareholders with long-term capital appreciation and attractive levels of current income through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

ENERGY FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

The summary of inputs used to value the Fund’s net assets as of November 30, 2014 is as follows:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$119,013,948	$—	$—	$119,013,948
Money Market Securities	2,071,086	—	—	2,071,086

Total	$121,085,034	$—	$—	$121,085,034

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels as of November 30, 2014. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the

Code in order to avoid paying entity level

income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, Spirit of America Energy Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2014	Current	Deferred	Total
Federal	$58,360	$(3,130,812)	$(3,072,452)
State (net of federal)	3,605	(193,374)	(189,769)
Valuation Allowance	—	3,262,221	3,262,221

Total tax expense	$61,965	$(61,965)	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of November 30, 2014
Deferred tax assets:
Net unrealized loss on investment securities	$3,375,834
Less Deferred tax liabilities:
Income from investments in MLPs	(51,648)

Total Deferred Tax Asset / (Liability)	3,324,186
Valuation Allowance	(3,262,221)

Net Deferred Tax Asset / (Liability)	$61,965

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that is it more likely than not that a portion of its deferred tax assets will be realized through future taxable income of the appropriate character or utilization of loss

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

carrybacks provisions available to the Fund. The Fund will continue to assess the need for additional valuation allowance in the future. Significant declines in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of additional valuation allowances against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

July 10, 2014 to November 30, 2014
Income tax expense at statutory rate	$(3,076,384)
State income taxes (net of federal benefit)	(189,769)
Permanent differences, net	3,932
Valuation Allowance	3,262,221

Net income tax expense	$—

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

July 10, 2014 to November 30, 2014
Unrecognized tax benefit —Beginning	$—
Gross increases — tax positions in prior period	—
Gross decreases — tax positions in prior period	—
Gross increases — tax positions in current period	—
Settlement	—
Lapse of statute of limitations	—

Unrecognized tax benefit — Ending	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from July 10, 2014 (commencement of operations) to November 30, 2014, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The initial tax period ended November 30, 2014 remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of November 30, 2014
Gross unrealized appreciation —investment securities	$885,953
Gross unrealized depreciation —investment securities	(10,237,293)

Net Unrealized appreciation —investment securities	(9,351,340)

Cost basis of investments	$130,436,374

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Fund anticipates that, a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended November 30, 2014, excluding short-term investments, were $138,283,087 and $8,538,746, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the

Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the period ended November 30, 2014 were $233,450.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.55% of the average daily net assets of the Fund through November 30, 2015. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. For the period ended November 30, 2014, the Adviser reimbursed the Fund $76,210.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of November 30, 2014 was $76,210. Of this balance, $76,210 will expire in 2017.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended November 30, 2014, fees paid to the Distributor under the Plan were $61,434.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended November 30, 2014, sales charges received by the Distributor were $5,028,842. A contingent deferred sales charge of 1.00% may be imposed on redemptions of

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

$1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended November 30, 2014, the Fund was allocated $930 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors.

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Note 6 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 27, 2015. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value.

Energy Fund
Total bank line of credit as of November 30, 2014	$2,146,476
Average borrowings during period	583,174
Number of days outstanding*	10
Average interest rate during period	1.653%
Highest balance drawn during period	1,179,342
Highest balance interest rate	1.656%
Interest expense incurred	$174
Interest rate at November 30, 2014	1.656%

*	Number of days outstanding represents the total days during the period ended November 30, 2014 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA,

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	NOVEMBER 30, 2014

Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA actions involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year (beginning November 19, 2012) and in any principal capacity for a period of two years, beginning on November 19, 2013. The fines and suspensions do not involve the Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals for the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome along with David Lerner’s capacities suspension, would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the

Adviser nor the Fund was a party to any of the matters listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund was a party to the Litigation.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

ENERGY FUND	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders Spirit of America Energy Fund

We have audited the accompanying statement of assets and liabilities of Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc., including the schedule of investments, as of November 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 10, 2014 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Energy Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 28, 2015

20	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on May 14, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the amendment to the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Spirit of America Energy Fund (the “Fund”). At the Meeting, the Board, including the Independent Directors voting separately, approved the amendment to the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the amendment to the Advisory Agreement would be in the best interest of the Fund’s shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

In evaluating the amendment to the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Fund’s proposed portfolio manager, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the

Independent Directors, requested and was provided information regarding:

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The proposed profitability to the Adviser of managing and its affiliate distributing the Fund and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the amendment to the Investment Advisory Agreement on behalf of the Fund. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

ENERGY FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of other funds’ marketing initiatives, review of any other fund legal issues, assisting the Board in their capacity as directors and other services. The Board noted the increased responsibilities of the Adviser due to the addition of the Fund and in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser has delivered a high level of service to each of the current funds and that the Adviser is positioned to provide such quality of service to the Energy Fund in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered the short-term and long-term investment performance for the other funds advised by the proposed portfolio manager of the Energy Fund. The Board compared the performance of the funds to relevant indices and the performance of funds in the same peer group. The Board agreed that the other funds were delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that each of the funds pursue. Based on the Board’s analysis of the performance of other funds within the Company, the Board concluded that the Energy Fund will have a positive long-term consistent performance based on its investment strategies.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding the Energy Fund’s proposed management fee rate and overall potential expense ratio relative to industry averages for the Fund’s peer group category and the proposed advisory fees charged by the Adviser to other accounts. The Board viewed favorably the willingness of the Adviser to limit the overall expense ratios of the Energy Fund. The Board noted that the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Fund. The Board recognized that increased fixed costs, particularly legal and audit fees in response to the formation of the fund and increasing regulations. The Board also considered whether the amount of the Adviser’s predicted profit is a fair profit for the management of the Fund. The Board, including the Independent Directors, concluded that the Adviser’s predicted profitability was at a fair and acceptable level, particularly in light of the quality of the services expected to be provided to the Fund, and bore a reasonable relationship to the proposed services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there will be any economies of scale with respect to the management of the Fund and whether the Fund will appropriately benefit from any economies of scale. Given the expected initial size of the Fund, the Board did not believe that significant (if any) economies of scale will be achieved in the near-term.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

benefit directly from economies of scale in the form of lower fees as fund assets grow. The Board also noted that few of the other funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Fund’s assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Fund. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their proposed association with the Fund, including the benefits expected to be received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Fund.

Conclusions. The Independent Directors, having met with their Independent Counsel during the earlier meeting of the Compliance Committee of the Board and in executive session thereafter, considered the approval of the amendment of the Investment Advisory Agreement. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Fund’s surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the amendment to the Investment Advisory Agreement to add the Energy Fund and determined that it was in the best interests of the future shareholders of the Energy Fund. The Independent Directors also determined that the fees charged to the Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that the amendment of the Investment Advisory Agreement was in the best interests of the Energy Fund.

Subsequent to the approval of the amendment to the Investment Advisory agreement, at a meeting held on November 6, 2014, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior

ENERGY FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2014 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the

Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2013.

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the Investment Company Act of 1940, as amended, with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

4. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality service in the future.

5. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for each of the

Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups. The Board concluded that each Fund was delivering reasonable performance results, especially over the long-term, which is consistent with the conservative investment strategies that each Fund pursue.

6. Costs of Services and Profits Realized by the Adviser.

c. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still reasonable in comparison to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

d. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to each of the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The

ENERGY FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

Board noted that the profitability as stated by the Adviser for 2014 was considerably higher than previous years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

7. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

8. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

9. Other Relevant Considerations.

c. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

d. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable.

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

ENERGY FUND	27

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (78) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (53) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (78) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (61) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (54) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

28	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov. As this is the Spirit of America Energy Fund’s first fiscal year in operation, historical proxy voting information is not applicable.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAEN-AR14

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of
Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $15,000

Fiscal year ended 2013: N/A

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: N/A

Fees for 2014 and 2013 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: N/A

Fees for 2014 and 2013 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: N/A

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of
Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended November 30, 2013 and November 30, 2014 are $0 and $0, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the
Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date    1/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date    1/28/15

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date    1/28/15